SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  ☐                    Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

DELEK US HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

IEP ENERGY HOLDING LLC

AMERICAN ENTERTAINMENT PROPERTIES CORP.

ICAHN ENTERPRISES HOLDINGS L.P.

ICAHN ENTERPRISES G.P. INC.

BECKTON CORP.

CARL C. ICAHN

RANDALL D. BALHORN

GEORGE J. DAMIRIS

ROBERT EDWARD KENT, JR.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

On March 7, 2022, IEP Energy Holding LLC and affiliates filed an Amendment to their Schedule 13D relating to Delek US Holdings, Inc., a copy of which is filed herewith as Exhibit 1.

Exhibit 1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 12)*

Delek US Holdings, Inc.

(Name of Issuer)

Common Stock, par value $.01 per share

(Title of Class of Securities)

24665A103

(CUSIP Number)

Jesse A. Lynn, Esq.

General Counsel

Icahn Enterprises L.P.

16690 Collins Avenue, PH-1

Sunny Isles Beach, FL 33160

(305) 422-4131

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

March 7, 2022

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box  ☐.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*

The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

CUSIP No. 24665A 103

1.	NAME OF REPORTING PERSON IEP Energy Holding LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 3,484,532
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 3,484,532
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 3,484,532
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.93%
14	TYPE OF REPORTING PERSON OO

SCHEDULE 13D

CUSIP No. 24665A 103

1.	NAME OF REPORTING PERSON American Entertainment Properties Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 3,484,532
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 3,484,532

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 3,484,532
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.93%
14	TYPE OF REPORTING PERSON CO

SCHEDULE 13D

CUSIP No. 24665A 103

1.	NAME OF REPORTING PERSON Icahn Enterprises Holdings L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 3,484,532
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 3,484,532

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 3,484,532
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.93%
14	TYPE OF REPORTING PERSON PN

SCHEDULE 13D

CUSIP No. 24665A 103

1.	NAME OF REPORTING PERSON Icahn Enterprises G.P. Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 3,484,532
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 3,484,532

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 3,484,532
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.93%
14	TYPE OF REPORTING PERSON CO

SCHEDULE 13D

CUSIP No. 24665A 103

1.	NAME OF REPORTING PERSON Beckton Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 3,484,532
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 3,484,532

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 3,484,532
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.93%
14	TYPE OF REPORTING PERSON CO

SCHEDULE 13D

CUSIP No. 24665A 103

1	NAME OF REPORTING PERSON Carl C. Icahn
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 3,484,532
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 3,484,532

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 3,484,532
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.93%
14	TYPE OF REPORTING PERSON IN

SCHEDULE 13D

Item 1. Security and Issuer

The Schedule 13D filed with the Securities and Exchange Commission on March 19, 2020 (the “Schedule 13D”), by CVR Energy, Inc., IEP Energy LLC (subsequently dissolved), IEP Energy Holding LLC, American Entertainment Properties Corp., Icahn Building LLC (subsequently dissolved), Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn (collectively, the “Reporting Persons”), with respect to the shares of common stock, par value $0.01 per share, of Delek US Holdings, Inc. (the “Issuer”), is hereby amended to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Schedule 13D.

Item 4. Purpose of Transaction.

Item 4 of the Schedule 13D is hereby amended to add the following:

On March 7, 2022, the Reporting Persons entered into a Stock Purchase and Cooperation Agreement (the “Agreement”) with the Issuer pursuant to which the Reporting Persons agreed to sell to the Issuer an aggregate of 3,497,268 Shares, at a price of $18.30 per share. The transactions contemplated by the Agreement are expected to close no later than March 11, 2022. In addition, pursuant to the terms of the Agreement, the Reporting Persons have agreed to withdraw their nomination of directors. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as an exhibit and is incorporated herein by reference.

Item 5. Interest in Securities of the Issuer

Item 5(a) and the first paragraph of Item 5(b) of the Schedule 13D are hereby amended by replacing them in their entirety with the following:

(a) The Reporting Persons may be deemed to beneficially own, in the aggregate, 3,484,532 Shares, representing approximately 4.93% of the Issuer’s outstanding Shares (based upon: (i) the 74,196,653 Shares stated to be outstanding as of February 18, 2022 by the Issuer in the Form 10-K filed by the Issuer with the Securities and Exchange Commission on February 25, 2022; minus (ii) the 3,497,268 Shares sold to the Issuer pursuant to the Agreement.

(b) Energy Holding has sole voting power and sole dispositive power with regard to 3,484,532. Each of AEP, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn may be deemed to have shared voting power and shared dispositive power with regard to such Shares.

(c) The following table sets forth all transactions with respect to Shares effected during the past sixty (60) days by any of the Reporting Persons, all of which were sales of Shares described in Item 4 above.

Name of Reporting Person	Date of Transaction	Amount of Securities	Price Per Share ($)
Energy Holding	03/7/2022	3,497,268	$18.30

(e) As a result of the transactions reported in this Schedule 13D, the Reporting Persons ceased to be the beneficial owners of more than five percent of the Shares and are no longer subject to the reporting requirements of Rule 13d-1(a) of the Exchange Act.

Item 6. Contracts, Arrangements, Understandings or Relationship with Respect to Securities of the Issuer

The disclosure set forth above in Item 4 is hereby incorporated herein by reference.

Item 7. Material to be Filed as Exhibits

1. Stock Purchase and Cooperation Agreement dated March 7, 2022 (incorporated herein by reference to Exhibit 10.1 to the Form 8-K filed by the Issuer with the Securities and Exchange Commission on March 7, 2022).

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: March 7, 2022

IEP ENERGY HOLDING LLC
By: American Entertainment Properties Corp., its sole member

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

AMERICAN ENTERTAINMENT PROPERTIES CORP.

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

BECKTON CORP.

By:	/s/ Irene March
Name: Irene March
Title: Vice President

/s/ Carl C. Icahn
CARL C. ICAHN

[Signature Page of Amendment No. 12 to Schedule 13D – Delek US Holdings, Inc.]